Exhibit 10.2

Final Form

AMENDMENT TO

TAX MATTERS AGREEMENT

dated as of

[●], 2025

among

LIONS GATE ENTERTAINMENT CORP.,

LIONSGATE STUDIOS HOLDING CORP.,

and

LIONSGATE STUDIOS CORP.

AMENDMENT TO TAX MATTERS AGREEMENT

This AMENDMENT TO TAX MATTERS AGREEMENT (this “Amendment”) dated as of [●], 2025 is made by and among Lions Gate Entertainment Corp., a corporation organized under the laws of the Province of British Columbia, Canada (“LG Parent”), Lionsgate Studios Holding Corp., a corporation organized under the laws of the Province of British Columbia, Canada (the “New Lionsgate”), and Lionsgate Studios Corp., a corporation organized under the laws of the Province of British Columbia, Canada (“LG Studios”) (collectively the “Parties”).

WITNESSETH:

WHEREAS, on May 9, 2024, LG Parent consummated a business combination (the “Business Combination”) resulting in LG Studios becoming a publicly-traded company and majority-owned subsidiary of LG Parent and, in connection therewith, LG Parent and LG Studios entered into a Tax Matters Agreement dated as of May 9, 2024 (the “Agreement”), to allocate among themselves liabilities for Taxes arising prior to and subsequent to the Separation and to provide for and agree upon other matters relating to Taxes (capitalized terms used but not defined herein shall have the meanings set forth in the Agreement);

WHEREAS, following the Business Combination, the board of directors of LG Parent (the “LG Parent Board”) determined that it is advisable and in the best interests of LG Parent and its stakeholders, including its shareholders and creditors, to create two publicly traded companies to separately operate the Starz Business (as defined in the Separation Agreement (as defined below)) and the LG Studios Business (as defined in the Separation Agreement (as defined below)), respectively;

WHEREAS, the LG Parent Board, together with the board of directors of LG Studios (the “LG Studios Board”), with respect to the shareholders of LG Studios, have further determined that it is appropriate and desirable to have (i) shareholders of LG Parent exchange all of their LGEC Shares (as defined in the Separation Agreement (as defined below)) for New Lionsgate New Common Shares (as defined in the Separation Agreement (as defined below)) and Starz Common Shares (as defined in the Separation Agreement (as defined below)), and (ii) shareholders of the LG Studios exchange all of their LG Studios Shares (as defined in the Separation Agreement) for New Lionsgate New Common Shares (as defined in the Separation Agreement (as defined below)), in each case, by way of a plan of arrangement under applicable corporate law, on a pro rata basis and as more fully described in the Separation Agreement dated as of the date hereof, by and between the LG Studios, New Lionsgate, LG Parent and LG Sirius Holdings ULC (the “Separation Agreement”); and

WHEREAS, in connection with the Separation Agreement and the consummation of the Transactions (as defined in the Separation Agreement) and pursuant to Section 15.12 of the Agreement, the Parties desire to amend the Agreement, effective as of the Separation Effective Time (as defined in the Separation Agreement).

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the Parties hereto agree as follows:

1. Addition of New Lionsgate. New Lionsgate hereby agrees to the provisions of, and hereby joins as a party to, the Agreement, mutatis mutandis, and all references to “LG Studios” and “Pubco” in the Agreement shall hereby be deemed to refer to New Lionsgate, as applicable. By executing below, New Lionsgate is hereby deemed to have executed the Agreement with the same force and effect as if originally named a party thereto and hereby assumes all of the obligations of “LG Studios” and “Pubco” under the Agreement.

2. Other Amendments. The Agreement is hereby amended in its entirety as follows:

All references to “Studio Group” are removed and replaced with “LG Studios Group.”

3. No Other Changes. All terms, covenants, agreements, conditions and other provisions of the Agreement, except as amended by this Amendment, remain in full force and effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LIONS GATE ENTERTAINMENT CORP.

By:
Name:
Title:

LIONSGATE STUDIOS CORP.

By:
Name:
Title:

LIONSGATE STUDIOS HOLDING CORP.

By:
Name:
Title:

[Signature Page to Amendment to Tax Matters Agreement]